UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 10, 2009

Labwire, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-1426567	37-1501818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1514 FM 359 North Brookshire, Texas 77423
(Address of principal executive offices)

(281) 934 – 3153
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| |	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
| |	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
| |	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
| |	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 10, 2009, Labwire, Inc. (“Labwire”) issued a press release announcing the launch of its new service to help businesses comply with new rules promulgated under the Fair and Accurate Credit Reporting Act (“FACTA”). Using a subscription-based model with recurring revenue, Labwire will provide businesses with training, manuals, and other resources to educate them regarding their compliance obligations and help them comply with FACTA rules.

The mitigation product (identity restoration for all employees) is being provided by Kroll Inc.., the world’s leading risk consulting company. Labwire will provide the marketing, training, customer service, and other functions associated with the program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Labwire, Inc. (Registrant)

Dated: March 12, 2009	By:	/s/ Dexter Morris
Dexter Morris
Chairman & CEO

EXHIBITS

99.1	Press Release
99.2	Services Agreement with Kroll Background America, Inc.